Exhibit 10.1

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) is dated June 14, 2011 by and among GLOBALSTAR, INC., a Delaware corporation (the “Company”), the domestic subsidiaries of the Company which are parties hereto (the “Guarantors”) and the investors listed on the Schedule of Investors attached hereto and any additional investors that execute an Addendum pursuant to Section 2.1(c) hereof and are made parties hereto (individually, an “Investor,” and collectively, the “Investors”).

RECITALS

A.           The Company, the Guarantors and each Investor is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the United States Securities Act of 1933, as amended (together with the rules and regulations thereunder, the “Securities Act”).

B.           The Company has authorized the sale of up to $50,000,000 aggregate principal amount (the “Maximum Principal Amount”) of its 5% Convertible Senior Unsecured Notes, in substantially the form attached hereto as Exhibit A (as amended or modified from time to time, collectively, the “Notes”), which Notes shall be convertible into shares of voting common stock, $0.0001 par value per share (the “Common Stock”) in accordance with the terms of the Notes, and for each $1,000 principal amount of Notes purchased, warrants to purchase 400 shares of Common Stock, at a price of $1.25 per share (the “Warrant,” collectively, the “Warrants,” together with the Notes are referred to as the “Securities”), in substantially the form attached hereto as Exhibit B.  The Notes and Warrants are immediately separable and will be issued separately.  The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the “Warrant Shares.”

C.           The Notes will be issued pursuant to the terms of an Indenture dated as of April 15, 2008 among the Company and U.S. Bank, National Association, as Trustee (the “Trustee”), as supplemented by the Supplemental Indenture, to be dated the Closing Date, in substantially the form attached hereto as Exhibit C (as amended or modified from time to time, the “Indenture”).

D.           The Guarantors will issue a full and unconditional guaranty of the Notes, in substantially the form attached hereto as Exhibit D (as amended or modified from time to time, the “Guaranty”).

E.           Each Investor wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the principal amount of Notes and the number of Warrants set forth opposite such Investor’s name in the columns titled “Aggregate Principal Amount of Notes” and “Warrants” respectively, on the Schedule of Investors attached hereto.

F.           On the Initial Closing Date (as defined below), the parties hereto will execute and deliver a Registration Rights Agreement, substantially in the form attached hereto as Exhibit E (as amended or modified from time to time, the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights with respect to the Securities under the Securities Act and applicable state securities laws.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company, the Guarantors and each Investor hereby agree as follows:

Article I

Definitions

Section 1.1        Definitions.  All capitalized terms used in this Agreement without definition shall have the respective meanings assigned to them in the Indenture.  As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.”

“Agreement” has the meaning set forth in the Heading of this Agreement.

 “Anti-Money Laundering/OFAC Laws” has the meaning set forth in Section 3.30.

“Board” means the board of directors of the Company.

“Business” means the business of the Company and its subsidiaries as described in the SEC Filings.

 “Closing” has the meaning set forth in Section 2.1(c).

“Closing Date” has the meaning set forth in Section 2.1(c).

“Common Stock” has the meaning set forth in the Recitals.

“Communication Act” means the Communications Act of 1934 (47 U.S.C. 151 et seq.).

“Conversion Shares” means the shares of Common Stock issuable upon conversion of the Notes.

 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

 “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

 “Governmental Authority” means any government, court, regulatory, self-regulatory, administrative agency or commission or other governmental agency, authority or instrumentality, domestic or foreign, of competent jurisdiction.

 “Indenture” has the meaning set forth in the Recitals.

“Initial Closing” has the meaning set forth in Section 2.1(b).

“Initial Closing Date” has the meaning set forth in Section 2.1(b).

“Insolvent” means “insolvent” as such term is defined under Section 101(32) of the Bankruptcy Code (Title 11 of the United States Code).

“Insurance Policies” has the meaning set forth in Section 3.20.

 “Investment Company Act” means the Investment Company Act of 1940, as amended.

“Investor” has the meaning set forth in the Heading of this Agreement.

 “Legal Requirement” means any constitution, act, statute, law, code, ordinance, treaty, rule, regulation or official interpretation of, or judgment, injunction, order, decision, decree, license, notice or demand letter, permit or authorization issued by, any Governmental Authority.

“Material Adverse Effect” means any change in or effect on the Company or its business that, in the aggregate, would have a material adverse effect on (a) the business, operations, properties (including intangible properties), condition (financial or otherwise), results of operations or assets of the Company and its Subsidiaries, taken as a whole or (b) on the ability of the Company or its Subsidiaries to perform their respective obligations hereunder, or under the other Transaction Documents or the agreements or instruments to be entered into in connection therewith or herewith.

“Notes” has the meaning set forth in the Recitals.

“OFAC” has the meaning set forth in Section 3.22.

“PATRIOT Act” has the meaning set forth in Section 3.22.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Public Sale” means any sale of Securities to the public pursuant to a public offering registered under the Securities Act or to the public through a broker or market-maker pursuant to the provisions of Rule 144 (or any successor rule) under the Securities Act.

“Purchase Price” has the meaning set forth in Section 2.1(d).

“Registrable Securities” has the meaning set forth in the Registration Rights Agreement.

“Registration Rights Agreement” has the meaning set forth in the Recitals.

“Remaining Notes” means Notes in an aggregate principal amount equal to (i) $50,000,000 minus (ii) the aggregate principal amount of Notes issued and sold on or prior to September 15, 2011.

“SEC” means the United States Securities and Exchange Commission.

“SEC Filings” means the reports filed by the Company pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

“Securities” means the Notes, the Conversion Shares, the Warrant, the Warrant Shares and the Guaranty, collectively.

“Securities Act” has the meaning set forth in the Recitals.

“Subsequent Closing” has the meaning set forth in Section 2.1(c).

“Subsequent Closing Date” has the meaning set forth in Section 2.1(c).

“Subsequent Investors” has the meaning set forth in Section 2.1(c).

“Subsequent Notes” has the meaning set forth in Section 2.1(c).

 “Tax” means any and all federal, state, local, foreign and other taxes, levies, fees, imposts, duties, governmental fees and charges of whatever kind (including any interest, penalties or additions to the tax imposed in connection therewith or with respect thereto), including, without limitation, taxes imposed on, or measured by, income, franchise, profits, gross income or gross receipts, and also ad valorem, value added, sales, use, service, real or personal property, capital stock, stock transfer, license, payroll, withholding, employment, social security, workers’ compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premium, windfall profits, environmental, transfer and gains taxes and customs duties.

“Transaction Documents” means this Agreement, the Notes, the Indenture, the Guaranty, the Warrants and the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder or thereunder.

“Warrant” has the meaning set forth in the Recitals.

“Warrant Shares” has the meaning set forth in the Recitals.

Article II

Purchase and Sale of the Common Stock and the Notes

Section 2.1        Purchase and Sale of the Common Stock and the Notes.

(a)           Subject to the satisfaction (or waiver) of the conditions set forth in Article V and Article VI below, the Company shall issue and sell to each Investor, and each Investor severally, but not jointly, agrees to purchase from the Company on the Closing Date, the principal amount of Notes and the number of Warrants as is set forth opposite such Investor’s name in the columns titled “Aggregate Principal Amount of Notes” and “Number of Warrants,” respectively, on the Schedule of Investors attached hereto.

(b)           Initial Closing.  The date (the “Initial Closing Date”) and time of the First  Closing hereunder (the “Initial Closing”) shall be 10:00 a.m., New York City time, on June 15, 2011 (or such later date as is mutually agreed to by the Company and the Investors) after notification of satisfaction (or waiver) of the conditions to the Initial Closing set forth in Article V and Article VI below, at the offices of Taft Stettinius & Hollister LLP, 425 Walnut Street, Suite 1800, Cincinnati, Ohio 45202.

(c)           Subsequent Closings.  The Company may issue and sell additional Securities (the “Subsequent Securities”) in one or more closings on or prior to September 15, 2011 (each a “Subsequent Closing” and, together with the Initial Closing, a “Closing”) to certain investors that are existing investors in the Company’s capital stock (the “Subsequent Investors”) until the aggregate principal amount of Notes issued and sold is equal to the Maximum Principal Amount (including any additional Notes that any Investors have the right to purchase pursuant to this clause (c) or any Addendum.  Each Subsequent Closing shall take place on such dates (each, a “Subsequent Closing Date” and, together with the Initial Closing Date, a “Closing Date”) and at such times and places as the Company and the Subsequent Investor(s) shall mutually agree.

Each Subsequent Investor under this Section 2.1(c), by executing an addendum to this Agreement, in the form attached hereto as the Addendum (an “Addendum”), shall be deemed to be an Investor as of the date hereof for all purposes under this Agreement and shall be subject to the terms and conditions hereof, and any Notes and Warrants purchased and sold in a Subsequent Closing shall be deemed to be “Notes” and “Warrants,” respectively, under this Agreement, and any such Investor shall, by executing an Addendum, become a party to the Registration Rights Agreement and shall have the rights and obligations of an Investor hereunder and thereunder.

Each Investor shall have the right, but not the obligation, to purchase anytime prior to September 15, 2011 (on one or more occasions), additional Notes (and a corresponding number of Warrants) in a principal amount up to the aggregate limit set forth under the caption “Option for Additional Purchase of Notes and Warrants” on the Schedule of Investors hereto or on the applicable Addendum.  If any Investor does not purchase its pro rata portion (a “Declining Investor”), the other Investor has the right to purchase on September 16, 2011 on a pro rata basis such Declining Investor’s share of the Remaining Notes (and a corresponding number of Warrants).

(d)           Purchase Price.  The aggregate purchase price for the Notes and Warrants to be purchased by each Investor at the Initial Closing (the “Purchase Price”) shall be the amount set forth opposite such Investor’s name in the column titled “Purchase Price” on the Schedule of Investors attached hereto.  The Purchase Price of Notes purchased after the Initial Closing will include accrued and unpaid interest on such Notes from the date of the Initial Closing until the date of the Closing for such Notes.

Section 2.2        Form of Payment and Delivery.  On the applicable Closing Date, (i) each Investor shall pay its Purchase Price to the Company for the Notes and Warrants to be issued and sold to such Investor at such Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions provided by the Company, and (ii) the Company shall deliver to each Investor the Notes and Warrants (in the denominations as such Investor shall request as set forth in the Schedule of Investors) which such Investor is then purchasing, duly executed on behalf of the Company and registered in the name of such Investor or its designee.

Article III

Representations and Warranties of the Company

The Company and the Guarantors jointly and severally represent and warrant to each of the Investors as follows:

Section 3.1        Organization and Standing.  The Company and each of its Material Subsidiaries are duly organized, validly existing and in good standing under the laws of the jurisdiction in which they are incorporated or formed, and have the requisite power and authority, as applicable, to own their assets and properties and to carry on their business as presently being conducted and as presently proposed to be conducted.  Each of the Company and its Material Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.

Section 3.2        Capitalization.

(a)           As of the date hereof, the Company’s authorized capital stock consists of 1,100,000,000 shares of stock, of which 100,000,000 shares are designated for preferred stock and 1,000,000,000 shares are designated as common stock, of which 865,000,000 are shares of Common Stock and 135,000,000 are shares of nonvoting common stock

(b)           All of the Securities, when issued and delivered in accordance with the Transaction Documents, will be free and clear of any Liens, stock transfer, stamp, documentary and similar taxes (excluding any taxes on the income or gain of the Investor) and other charges, and each of the Investors will have good title thereto.

(c)           Other than the rights granted in the Registration Rights Agreement, there are no outstanding contractual rights which permit the holder thereof to cause the Company to file a registration statement under the Securities Act or which permit the holder thereof to include securities of the Company or any of its Subsidiaries in a registration statement filed by the Company or any of its Subsidiaries under the Securities Act, and there are no outstanding agreements or other commitments which otherwise relate to the registration of any securities of the Company under the Securities Act.

(d)           Assuming that the representations and warranties of the Investors set forth in Section 4.2 and Section 4.3 are true and correct, the offer, sale and issuance of the Securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.  The Company is not required to make or obtain any filings, registrations, qualifications, notifications or consents or approvals of or with any Governmental Authority (including, without limitation, under the Securities Act, the Exchange Act or the Investment Company Act) in connection therewith except under state securities or “blue sky” laws, which, if required, have been made or obtained prior to the Closing.

Section 3.3        Subsidiaries  The Company owns, directly or indirectly, 100% of each of the Guarantors, free and clear of all Liens or any other restriction on the right to vote, sell or otherwise dispose of such capital stock.

Section 3.4        Authority; Valid and Binding Agreements.  Each of the Company and the Guarantors has all requisite power and authority, as applicable, to (i) own, lease, operate and encumber its properties and assets, and to carry on its respective business as presently conducted and as presently proposed to be conducted, (ii) execute and deliver each of the Transaction Documents to which it is a party, (iii) issue and sell the Securities, (iv) issue the Conversion Shares upon conversion of the Notes, (v) issue the Warrant Shares upon exercise of the Warrants and (vi) consummate the other transactions contemplated hereby and thereby.  The execution, delivery and performance by the Company of the Transaction Documents and the filing of all documents, certificates and instruments to be executed by the Company in connection therewith and the authorization, issuance (or reservation for issuance, as the case may be), sale and delivery of the Securities have been duly authorized by all requisite corporate action on the part of the Company and the Board.  The execution, delivery and performance by each of the Guarantors of the Guaranty and the filing of all documents, certificates and instruments to be executed by each of the Guarantors in connection therewith and the authorization, issuance (or reservation for issuance, as the case may be), sale and delivery of the Guaranty have been duly authorized by all requisite corporate action on the part of each of the Guarantors and their respective Board or managers. The Transaction Documents, when duly executed and delivered by the Company and the Guarantors, will constitute legal, valid and binding obligations of the Company and the Guarantors, as applicable, enforceable against the Company and the Guarantors in accordance with their respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles whether in a proceeding in equity or at law.

Section 3.5        Valid Issuance.    The Notes and Warrants, when issued, sold and delivered in accordance with the terms of this Agreement, will be duly and validly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Transaction Documents, enforceable in accordance with their terms. The Notes will be convertible into Conversion Shares in accordance with the terms of the Notes.  The Warrants will be exercisable into Warrant Shares in accordance with the terms of the Warrants.

(b)           The Securities, when issued in accordance with the Transaction Documents and the Company’s Certificate of Incorporation, will be free of restrictions on transfer other than restrictions on transfer under the Transaction Documents or under applicable state and federal securities laws, and will not have been issued in violation of, and will not be subject to, any preemptive or subscription rights.

(c)           The Conversion Shares have been duly authorized and, as of immediately prior to the Closing, validly reserved for issuance upon conversion of the Notes and, upon issuance, will be duly and validly issued, fully paid and nonassessable, free of restrictions on transfer other than restrictions on transfer under the Transaction Documents and under applicable state and federal securities laws, and will not have been issued in violation of, and will not be subject to, any preemptive or subscription rights and will not result in the antidilution provisions of any security of the Company becoming applicable.

(d)           The Warrant Shares have been duly authorized and, as of immediately prior to the Closing, validly reserved for issuance upon exercise of the Warrants and, upon issuance, will be duly and validly issued, fully paid and nonassessable, free of restrictions on transfer other than restrictions on transfer under the Transaction Documents and under applicable state and federal securities laws, and will not have been issued in violation of, and will not be subject to, any preemptive or subscription rights and will not result in the antidilution provisions of any security of the Company becoming applicable.

Section 3.6         No General Solicitation.  Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.  Assuming the accuracy of the Investors’ representations and warranties set forth herein, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investors under the Transaction Documents.

Section 3.7        Conflicts; Consents.  The execution and delivery by the Company and the Guarantors of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, as applicable (including, without limitation, the issuance and sale of the Securities) and compliance with the terms hereof and thereof will not result in the creation or imposition of any Lien of any nature whatsoever upon any of the properties or assets of the Company or its Subsidiaries, or breach, conflict with, or result in any violation of or default (with or without notice or lapse of time or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of any benefit under, and, in the case of clauses (i) and (iii), except as would not have a Material Adverse Effect, (i) any loan or credit agreement, note, bond, mortgage, indenture, lease, deed of trust, agreement, contract, commitment, license, franchise, permit, instrument, or obligation or other arrangement to which the Company or any its Subsidiaries is a party or by which the Company, any of its Subsidiaries or any of their properties or assets may be bound, (ii) any certificate of incorporation, certificate of formation, any certificate of designation or other constitutive, organizational or governing documents of the Company or any of its Subsidiaries, any capital stock of the Company or any of its Subsidiaries or bylaws of the Company or any of its Subsidiaries, or (iii) any Legal Requirement applicable to the Company, any of its Subsidiaries or any of their respective properties or assets.  No consent, approval, order, license, permit or authorization of, or notification, registration, declaration or filing with, any Governmental Authority is required to be obtained or made by or with respect to the Company or the Guarantors in connection with the execution, delivery and performance by the Company and the Guarantors of any of the Transaction Documents, the issuance and sale of the Securities, or the consummation of the transactions contemplated hereby or thereby, as applicable, except where the failure to make or obtain any of the foregoing would not have a Material Adverse Effect and except under state securities or “blue sky” laws, which if required, have been issued or obtained prior to the date hereof.  The Company has notified NASDAQ of the issuance and sale of the Securities hereunder and NASDAQ has not objected to the execution, delivery and performance by the Company and the Guarantors of any of the Transaction Documents, the issuance and sale of the Securities, or the consummation of the transactions contemplated hereby or thereby, as applicable.

Section 3.8        Financial Information.  The financial statements, together with the related notes and schedules, included or incorporated by reference in the SEC Filings fairly present the financial position and the results of operations and changes in financial position of the Company and its consolidated subsidiaries and other consolidated entities at the respective dates or for the respective periods therein specified.  Such statements and related notes and schedules have been prepared in accordance with the generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved except as may be set forth in the related notes included or incorporated by reference in the SEC Filings.  The financial statements, together with the related notes and schedules, included or incorporated by reference in the SEC Filings comply in all material respects with the Securities Act, the Exchange Act, and the Rules and Regulations and the rules and regulations under the Exchange Act.  No other financial statements or supporting schedules or exhibits are required by the Securities Act or the Rules and Regulations to be described, or included or incorporated by reference in the SEC Filings.

Section 3.9         Internal Accounting Controls.  The Company maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Since the end of the Company’s most recent audited fiscal year, there as been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.  The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it, except where such noncompliance would not result or reasonably be expected to result in a Material Adverse Effect

Section 3.10      Independent Accountants.  Crowe Horwath LLP, who have issued opinions on certain financial statements and related schedules included or incorporated by reference in the SEC Filings, and has audited the Company’s internal control over financial reporting and management’s assessment thereof, is an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations and the Public Company Accounting Oversight Board (United States).  Except as pre-approved in accordance with the requirements set forth in Section 10A of the Exchange Act, Crowe Horwath LLP has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

Section 3.11     Taxes.  Except where the failure so to file would not have a Material Adverse Effect, the Company and the Guarantors have filed in a timely manner (within any applicable extension periods) all tax returns that are required to have been filed in any jurisdiction, such tax returns are true, correct and complete in all material respects, and the Company and its Subsidiaries have paid all taxes shown to be due and payable on such returns, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings.  The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of federal, state or other taxes for all fiscal periods are adequate.

Section 3.12      Property.  The Company and each of the Guarantors has good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property, which are material to the business of the Company and the Guarantors taken as a whole, in each case free and clear of all liens, encumbrances, security interests, claims and defects that do not, singularly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the SEC Filings, are in full force and effect, and neither the Company nor any subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

Section 3.13      Intellectual Property.  The Company and each of the Guarantors own or possess the right to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, software, databases, know-how, Internet domain names, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, and other intellectual property (collectively, “Intellectual Property”) necessary to carry on their respective businesses as currently conducted, and as proposed to be conducted and described in the SEC Filings, and, except as described in the SEC Filings, the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and each of the Guarantors with respect to the foregoing except for those that could not have a Material Adverse Effect.  The Intellectual Property licenses described in the SEC Filings are valid, binding upon, and enforceable by or against the parties thereto in accordance to its terms.  Except as described in the SEC Filings, the Company and each of the Guarantors has complied in all material respects with, and is not in breach nor has received any asserted or threatened claim of breach of, any Intellectual Property license, and the Company and each of the Guarantors has no knowledge of any breach or anticipated breach by any other person to any Intellectual Property license.  No claim has been made against the Company or any of its subsidiaries alleging the infringement by the Company or any of its subsidiaries of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person, except for allegations of infringement as described in the SEC Filings.

Section 3.14       Compliance with Applicable Laws.  Each of the Company and the Guarantors is in compliance with all applicable Legal Requirements, including, without limitation, laws, statutes, codes, regulations, and directives or consents (including consent decrees and administrative orders) at any time in effect relating to the environment, hazardous materials and occupational safety and health and to the status of the Company or its Subsidiaries as a contractor with any Governmental Authority, except for such instances of noncompliance as would not, individually or in the aggregate, have a Material Adverse Effect.

Section 3.15      Solvency.  None of the Company or the Guarantors has taken any steps to seek protection pursuant to any bankruptcy law nor does the Company or any of the Guarantors have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.  After giving effect to the transactions contemplated hereby and by the other Transaction Documents, the Company and the Guarantors taken as a whole will not be Insolvent.

Section 3.16      Litigation.  Except as described in the SEC Filings, there are no suits, actions, claims, arbitrations or other legal, administrative or regulatory proceedings or investigations, whether at law or in equity, or before or by any Governmental Authority, pending or, to the knowledge of the Company, threatened by or against or affecting the Company, the Guarantors or any of their respective properties or assets or any of the Company’s or the Guarantors’ officers or directors which is reasonably likely to have a Material Adverse Effect.  Except as described in the SEC Filings, there is no outstanding judgment, order, injunction or decree of any Governmental Authority or arbitrator against the Company, its Subsidiaries, or to the knowledge of the Compan or the Guarantors, against any of their properties, assets or business.

Section 3.17      Certain Employee Matters.  The Company and the Guarantors have complied in all material respects with all applicable laws relating to wages, hours, equal opportunity, collective bargaining, workers’ compensation insurance and the payment of social security and other taxes, except where such failure to comply would not have a Material Adverse Effect.  The Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company or the Guarantors, as the case may be. There are no pending or, to the knowledge of the Company, threatened employment discrimination charges or complaints against or involving the Company or the Guarantors before any federal, state, or local board, department, commission or agency, or unfair labor practice charges or complaints, disputes or grievances affecting the Company or the Guarantors, except where such complaints would not have a Material Adverse Effect.

Section 3.18      Investor Representations.  The Company acknowledges and agrees that each Investor has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Article IV.

Section 3.19      Investment Company.  Neither the Company, nor any Person controlling the Company and its Subsidiaries, is an “investment company” required to be registered under the Investment Company Act.

Section 3.20      Insurance.  All material insurance policies (“Insurance Policies”) that are currently held by the Company and its Subsidiaries are in the name of the Company or the Guarantors, outstanding and in full force and effect, and all premiums due with respect to such policies are currently paid.  Neither the Company nor any of the Guarantors has received notice of cancellation or termination of any such policy, nor has the Company or any of the Guarantors been denied or had revoked or rescinded any policy of insurance, nor has the Company or any of the Guarantors borrowed against any such policies.  The Company and the Guarantors carry, or are covered by, insurance with companies that the Company reasonably believes as of the date of hereof to be financially sound and reputable in such amounts with such deductibles and against such risks and Losses as are reasonable for the business and assets of the Company and the Guarantors.

Section 3.21      Foreign Corrupt Practices Act, etc.  Neither the Company nor any of the Guarantors, nor to the knowledge of Company, any director, officer, agent or employee of the Company or any of the Guarantors has made, directly or indirectly, any payment or promise to pay, or gift or promise to give or authorized such a promise or gift, of any money or anything of value, directly or indirectly, to:  (a) any foreign official (as such term is defined in the FCPA) for the purpose of influencing any official act or decision of such official or inducing him or her to use his or her influence to affect any act or decision of a Governmental Authority; or (b) any foreign political party or official thereof or candidate for foreign political office for the purpose of influencing any official act or decision of such party, official or candidate or inducing such party, official or candidate to use his, her or its influence to affect any act or decision of a foreign Governmental Authority, in the case of both (a) and (b) above in order to assist the Company or any of the Guarantors to obtain or retain business for, or direct business to the Company or any of the Guarantors, as applicable, and under circumstances which would subject the Company or any of the Guarantors to liability under the FCPA or any corresponding foreign laws.

Section 3.22      Money Laundering.  The Company and the Guarantors are in compliance with, and have not previously violated, the USA PATRIOT ACT of 2001 (the “PATRIOT Act”) and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, but not limited to, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control (“OFAC”), including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V (collectively, the “Anti-Money Laundering/OFAC Laws”).

Section 3.23      Acknowledgment Regarding Investor’s Purchase of Securities.  The Company acknowledges and agrees that in purchasing the Securities each Investor is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby.  The Company further acknowledges that in purchasing the Securities each Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by any Investor or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor’s purchase of the Securities.  The Company further represents to each Investor that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby and thereby by the Company and its representatives.

Section 3.24      Disclosure; SEC Reports.  No statement made by the Company or the Guarantors in this Agreement, any other Transaction Document or the exhibits and schedules attached hereto, the SEC Filings or in any certificate or schedule furnished or to be furnished by or on behalf of the Company or the Guarantors to the Investors or any of their representatives in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.  The Company has filed all SEC Reports, including pursuant to Section 13(a) or 15(d) thereof, for the twelve (12) months preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension, except where the failure to file on a timely basis would not have or reasonably be expected to result in a Material Adverse Effect.  The Company meets the eligibility requirements for use of a registration statement on Form S-3 for the resale of the Securities.

Section 3.25      Regulatory Compliance.

The Company represents that as of the date hereof:

(a)           The execution, delivery and performance by the Company and the Guarantors of the Transaction Documents in accordance with their respective terms do not violate the Communications Act and do not require any material consent, approval or waiver of, or filing with, the FCC.

(b)           No approval, authorization, consent, filing, registration with, or order of, the FCC is required in connection with the issuance and sale of the Securities, or under current law, the issuance in the future of the Conversion Shares upon conversion of the Notes or the Warrant Shares upon exercise of the Warrants in accordance with the Transactions Documents and consummation by the Company of the transaction contemplated by the Transaction Documents.

(c)           Except as described in the SEC Filings, no authorization of the FCC is required for the operation of the Business of the Company or the Guarantors as presently conducted as described in the SEC Filings.

Article IV

Representations and Warranties of the Investors

Each Investor hereby represents, warrants and agrees with respect to only itself, and not with respect to any other Investor, that:

Section 4.1        Organization and Authority.  Such Investor is duly organized and validly existing as a corporation, limited partnership or a limited liability company, as applicable, and in good standing under the laws of its respective jurisdiction of organization.  Such Investor has all requisite power and authority to enter into the Transaction Documents and to consummate the transactions contemplated hereby and thereby.  The execution and delivery by such Investor of the Transaction Documents to which it is a party and the consummation by such Investor of the transactions contemplated hereby and thereby has been duly authorized on the part of such Investor.  The Transaction Documents to which such Investor is a party, when duly executed and delivered by such Investor, will constitute legal, valid and binding obligations of such Investor, enforceable against such Investor in accordance with their respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles whether in a proceeding in equity or at law.

Section 4.2        Securities Act.  Such Investor (i) is acquiring the Notes, the Warrants and the Guaranty and (ii) upon conversion of the Notes it will acquire the Conversion Shares then issuable and upon exercise of the Warrants it will acquire Warrant Shares, in each case for its own account for investment only and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, such Investor does not agree to hold any Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

Section 4.3        Accredited Investor.  Such Investor is an “accredited investor” as such term is defined in Rule 501(a) under the Securities Act.

Section 4.4        Transfer or Resale.  Such Investor understands that except as provided in the Registration Rights Agreement:  (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Investor shall have delivered to the Company an opinion of a counsel (selected by the Investor and reasonably acceptable to the Company), in a form reasonably acceptable to the Company, to the effect that the Securities may be offered for sale, sold, assigned or transferred pursuant to an exemption from registration, or (C) such Investor provides the Company with assurance (reasonably acceptable to the Company) that the Securities can be sold, assigned or transferred pursuant to Rule 144; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

Section 4.5     Legends.  Such Investor understands that the certificates or other instruments representing the Notes and the Warrants shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form:

THE NOTES/WARRANTS AND THE SHARES OF COMMON STOCK, WHICH MAY BE ISSUED UPON CONVERSION/EXERCISE OF THE NOTES/WARRANTS, COLLECTIVELY, THE “SECURITIES,” WHICH MAY BE REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.  THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR TRANSFERRED ABSENT REGISTRATION UNDER THE APPLICABLE SECURITIES LAWS OR AN EXEMPTION THEREFROM, THE HOLDER OF THE SECURITIES, BY ITS ACCEPTANCE HEREOF, AGREES THAT SUCH SECURITIES ARE BEING ACQUIRED NOT WITH A VIEW TO DISTRIBUTION AND MAY BE OFFERED, SOLD, PLEDGED OR TRANSFERRED ONLY PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENT OF THE SECURITIES ACT AND IN COMPLIANCE WITH THE INDENTURE/WARRANT AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.  EACH HOLDER OF SECURITIES AND ANY SUBSEQUENT HOLDER OF THE SECURITIES WILL BE REQUIRED TO CERTIFY, AMONG OTHER THINGS, THAT SUCH HOLDER OR SUBSEQUENT HOLDER (1) IS AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(A) UNDER THE SECURITIES ACT AND (2) WAS NOT FORMED FOR THE PURPOSE OF INVESTING THE NOTES/WARRANTS.  THE HOLDER OF ANY SECURITIES WILL, AND EACH SUBSEQUENT HOLDER OF SECURITIES IS REQUIRED TO, NOTIFY ANY PURCHASER OF SUCH SECURITIES FROM IT OF THE RESALE RESTRICTION REFERRED TO ABOVE.  EACH HOLDER OF SECURITIES WILL NOT TRANSFER THESE SECURITIES EXCEPT TO A PURCHASER WHO CAN MAKE THE ABOVE REPRESENTATIONS AND AGREEMENTS ON BEHALF OF ITSELF AND EACH ACCOUNT FOR WHICH IT IS PURCHASING.”

Any Common Stock, including any Common Stock issued upon conversion of the Notes or exercise of the Warrants, shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer thereof)

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE BY ACQUISITION HEREOF.  THE HOLDER AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO GLOBALSTAR, INC. (THE “COMPANY”) OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OF 1933, (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE AT THE TIME OF SUCH TRANSFER, OR (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OF 1933 PROVIDED BY RULE 144, IF AVAILABLE, SUBJECT TO THE COMPANY’S RIGHT PRIOR TO ANY SUCH TRANSFER, OR REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY; AND (2) THAT IT WILL BE DELIVERED TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.”

The legends set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, unless otherwise required by state securities laws, (i) in connection with a sale, assignment or other transfer pursuant to a registration statement that is effective under the Securities Act, (ii) in connection with a sale, assignment or other transfer where such holder provides the Company with an opinion of a counsel selected by the Investor, in a form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act and once sold, assigned or transferred, no further restrictive legend is required, or (iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act.

Section 4.6        Experience.  Such Investor is experienced in evaluating and investing in companies such as the Company.  Such Investor has substantial experience in investing in and evaluating private placement transactions of securities in companies similar to the Company and is capable of evaluating the risks and merits of its investment in the Company and has the capacity to protect its own interests.

Section 4.7        Receipt of Information.  Such Investor understands that the Notes are subject to and governed by the terms of the Indenture, a copy of which has been made available to the Investor, and that the Warrant is subject to the terms of the Company’s Certificate of Incorporation, a copy of which has been made available to the Investor.  Such Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of this investment and the business, management and financial affairs of the Company and has availed itself of such opportunity to the extent that such Investor deemed necessary to make an informed investment decision.  The foregoing, however, does not limit or modify the representations and warranties of the Company in Article III of this Agreement or the right of such Investor to rely thereon.

Article V

Conditions to the Investor’s Obligations at the Closing

The obligation of each Investor to purchase the Notes and the Warrants is subject to the satisfaction (or waiver by such Investor), as of the applicable Closing Date, of the following conditions:

Section 5.1        Representations and Warranties; Covenants.  The representations and warranties of the Company and the Guarantors made in this Agreement that are qualified by materiality or Material Adverse Effect shall be true and correct in all respects as of the date of this Agreement and as of the applicable Closing Date (other than representations and warranties that address matters only as of a certain date, which shall be true and correct as of such certain date), and the representations and warranties of the Company made in this Agreement that are not qualified by materiality or Material Adverse Effect shall be true and correct in all material respects as of the date of this Agreement and as of the applicable Closing Date (other than representations and warranties that address matters only as of a certain date, which shall be true and correct as of such certain date).  The Company shall have performed each of the covenants and agreements of the Company contained in the Transaction Documents required to be performed at or prior to the applicable Closing Date.

Section 5.2        Compliance Certificate.  The Chief Executive Officer and Chief Financial Officer of the Company shall deliver to each Investor at the Closing a certificate certifying that the conditions set forth in Section 5.1, Section 5.3 and Section 5.5 have been satisfied.

Section 5.3        Consents and Approvals  The Company and the Guarantors shall have obtained all consents, authorizations, approvals, orders, licenses, permits and qualifications from, or secured exemptions therefrom, and made all necessary filings, declarations and registrations with, any Governmental Authority or any other Person (if any) required to be obtained or made by or with respect to the Company in connection with the offer and sale of the Securities, the execution and delivery of each of the Transaction Documents or the consummation of the transactions contemplated hereby and thereby.

Section 5.4        Transaction Documents.  The Company and the Guarantors shall have entered into each of the Transaction Documents to which it is a party, and each of the Transaction Documents shall be in full force and effect with respect to the Company and the Guarantors.

Section 5.5        No Legal Bar.  No action or proceeding by or before any Governmental Authority shall be pending or threatened challenging or seeking to restrain or prohibit the transactions contemplated by the Transaction Documents.  No Legal Requirement preventing the transactions contemplated by the Transaction Documents shall be in effect.

Section 5.6        Secretary Certificate.  The Company and the Guarantors shall have delivered a certificate of its respective officers, secretary or an assistant secretary, dated as of the applicable Closing Date, certifying as to the Certificate of Incorporation and Bylaws of the Company, in each case as amended and in effect as of the applicable Closing Date, and resolutions adopted by the Board authorizing the execution and delivery by the Company and the Guarantors of the Transaction Documents and the consummation by the Company and the Guarantors of the transactions contemplated hereby and thereby, including the issuance and sale (or reservation for issuance, as the case may be) of the Securities.

Section 5.7        Good Standings.

In the case of the Initial Closing Date, the Company shall have delivered (i) a certificate of the Secretary of State of the State of Delaware, dated within three Business Days before the Initial Closing Date, certifying that the Company is in good standing in the State of Delaware and (ii) evidence that each material Guarantor is in good standing in its jurisdiction of formation.  In the case of any Subsequent Closing Date, the Company shall have delivered evidence that the Company and each Guarantor is in good standing of its jurisdiction of formation.

Section 5.8        Legal Opinion.  The Company shall have delivered an opinion dated the Closing Date of Taft Stettinius & Hollister LLP, counsel to the Company, in the form attached hereto as Exhibit F.

Article VI

Conditions of the Company’s Obligations

The obligation of the Company to issue and sell the Notes and Warrants and the Guarantors to issue the Guaranty to each Investor is subject to the satisfaction (or waiver by the Company) as of the Closing Date of the following conditions:

Section 6.1        Representations and Warranties.  The representations and warranties of such Investor made in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the applicable Closing Date with the same effect as if made at and as of the applicable Closing Date, except to the extent such representations and warranties expressly relate to an earlier time.

Section 6.2        Transaction Documents.  Such Investor shall have entered into each of the Transaction Documents to which it is a party, and each such document shall be in full force and effect.

Section 6.3        No Legal Bar.  No action or proceeding by or before any Governmental Authority shall be pending or threatened challenging or seeking to restrain or prohibit the transactions contemplated by the Transaction Documents.  No Legal Requirement preventing the transactions contemplated by the Transaction Documents shall be in effect.

Article VII

Miscellaneous

Section 7.1        Indemnification.  Subject to the provisions of this Section 7.10, the Company will indemnify and hold each Investor and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Investor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against an Investor , or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Investor, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Investor’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Investor may have with any such stockholder or any violations by the Investor of state or federal securities laws or any conduct by such Investor which constitutes fraud, gross negligence, willful misconduct or malfeasance). Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to this Section, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however , that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

Section 7.2        Other Covenants.

(a)           For one (1) year after the date of this Agreement, the Company shall file in a timely manner all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder and shall take such further action to the extent required to enable the Investors to sell the Securities pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time).

(b)           The Company shall deliver to the Investors evidence that each Guarantor is in good standing in its jurisdiction of formation within three days after the Initial Closing Date, except to the extent that such good standing evidence was delivered on the Initial Closing Date.

(c)           The Company shall be obligated to pay or reimburse the Investors (and/or affiliates thereof) on demand for all fees and expenses incurred or payable by the Investors (and/or affiliates thereof) (including, without limitation, reasonable fees and expenses of counsel for the Investors (and/or affiliates thereof)), arising in connection with the negotiation, preparation and execution of this Agreement, the Securities and related agreements, instruments and documents to be delivered hereunder or thereunder or arising in connection with the transactions contemplated hereunder through the applicable Closing Date.

(d)           The Company shall not issue any Subsequent Securities after June 20, 2011, other than pursuant to the third paragraph of Section 2.1(c), as such may be modified by the Addendum dated on or prior to June 20, 2011.

Section 7.3     Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and contained in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the law of any other jurisdiction.

Section 7.4        Notices.  Any notices, consents, waivers or other communications required or permitted to be given hereunder must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, (iii) three days after being sent by U.S. certified mail, return receipt requested, or (iv) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

(a)	if to an Investor, to its address and facsimile number set forth on the Schedule of Investors, with copies to such Investor’s representatives as set forth on the Schedule of Investors,

(b)           if to the Company to:

Globalstar, Inc.
300 Holiday Square Blvd.
Covington, Louisiana 70433
Attention: Chief Financial Officer
Facsimile: (985) 335-1710
with copies to:

Taft Stettinius & Hollister LLP
425 Walnut Street, Suite 1800
Cincinnati, OH 45202
Attention:  Gerald S. Greenberg, Esq.
Facsimile: (513) 381-0205

Section 7.5        Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

Section 7.6        Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

Section 7.7        Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

Section 7.8        Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

Section 7.9       Successors and Assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the aggregate number of Registrable Securities, including by merger or consolidation.  An Investor may assign, in its sole discretion, any or all of its rights, interests and obligations under this Agreement to any of its Affiliates or to any transferee of Securities, other than a transferee who shall acquire such Securities in a Public Sale.  Subject to the preceding, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

Section 7.10     No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

Section 7.11    Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 7.12     Counterparts.  This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

Section 7.13     Press Release.  The Company and the Investor agree that the Company shall, within four business days after the date hereof, (a) issue a press release announcing the Offering and disclosing all material information regarding the Offering and (b) file a Current Report on Form 8-K with the Securities and Exchange Commission including a form of this Agreement, form of Note, supplemental Indenture, the Guaranty and a form of Warrant as exhibits thereto.

Section 7.14     Pro Rata Conversion and Transfer Limitation.  The Investor acknowledges that, until the Company obtains the approval by its stockholders of the Offering and the issuance of the Securities in accordance with NASDAQ Listing Rule 5635(d), the Notes and Warrants cannot be converted into more than 19.9% of the total outstanding Common Stock of the Company as of the date hereof, agrees not to convert more than its pro rata amount of such total determined based upon the Investor’s percentage ownership of the aggregate principal amount of Notes and number of Warrants issued at Closing, and agrees not to transfer the Securities.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Subscription Agreement to be duly executed as of the date first written above.

COMPANY:

GLOBALSTAR, INC.

By:	/s/ Peter J. Dalton
Name: Peter J. Dalton
Title: Chief Executive Officer

GUARANTORS:

GLOBALSTAR LEASING LLC

By:	/s/ James F. Lynch
Name: James F. Lynch
Title: Treasurer

GLOBALSTAR C LLC

By:	/s/ Anthony J. Navarra
Name: Anthony J. Navarra
Title: President

GLOBALSTAR SECURITY SERVICES LLC

By:	/s/ Anthony J. Navarra
Name: Anthony J. Navarra
Title: President

GSSI, LLC

By:	/s/ Anthony J. Navarra
Name: Anthony J. Navarra
Title: President

ATSS CANADA, INC.

By:	/s/ Anthony J. Navarra
Name: Anthony J. Navarra
Title: President

GLOBALSTAR USA, LLC

By:	/s/ Anthony J. Navarra
Name: Anthony J. Navarra
Title: President

SPOT LLC

By:	/s/ Peter J. Dalton
Name: Peter J. Dalton
Title: President

GLOBALSTAR BRAZIL HOLDINGS, L.P.

By:	/s/ Dirk J. Wild
Name: Dirk J. Wild
Title: Treasurer

GLOBALSTAR LICENSEE LLC

By:	/s/ Anthony J. Navarra
Name: Anthony J. Navarra
Title: President

GCL LICENSEE LLC

By:	/s/ Anthony J. Navarra
Name: Anthony J. Navarra
Title: President

GUSA LICENSEE LLC

By:	/s/ Anthony J. Navarra
Name: Anthony J. Navarra
Title: President

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Subscription Agreement to be duly executed as of the date first written above.

Investors:

THERMO FUNDING COMPANY LLC

By:	/s/ James Monroe III
Name: James Monroe III
Title: Manager

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Subscription Agreement to be duly executed as of the date first written above.

Investors:

STARKSAT, INC.

By:	/s/ Brian H. Davidson
Name: Brian H. Davidson
Title: Vice President

SCHEDULE OF INVESTORS

Investor	Address and Facsimile Number	Aggregate Principal Amount of Notes	Warrants to Purchase shares of Common Stock	Purchase Price	Option for Additional Purchase of Notes and Warrants	Legal Representative’s Address and Facsimile Number

StarkSat Inc.	3600 S. Lake Dr. St. Francis, WI 53235 Fax: 414-294-7966	$10,000,000	3,520,000	$10,000,000	Notes: $5,000,000 Warrants: 2,000,000	Ropes & Gray LLP 1211 Avenue of the Americas New York, NY 10036 Fax: 646-728-6232

Thermo Funding Company LLC	1735 19th Street Suite 200 Denver, CO 80202 Fax: (303) 294-0691	$20,000,000	6,400,000	$20,000,000	Notes: $5,000,000 Warrants: 2,000,000	Taft Stettinus & Hollister LLP 425 Walnut Street Suite 1800 Cincinnati, OH 45202 Fax: 513-381-0205

Addendum to Subscription Agreement

This Addendum dated June 20, 2011 pertains to and amends the SUBSCRIPTION AGREEMENT (the “Agreement”) dated June 14, 2011 by and among GLOBALSTAR, INC., a Delaware corporation (the “Company”), the domestic subsidiaries of the Company parties thereto (the “Guarantors”), the Investors party to the Agreement and the investors listed on the Schedule of Investors to this Addendum (individually, an “Investor,” and collectively, the “Investors”).

1.           Addendum.  In the event of any express conflict between the terms of this Addendum and the terms of the Agreement, the terms of this Addendum shall prevail.  The terms of this Addendum are a material part of the parties’ agreement relating to the purchase and sale of the Securities.

2.           Purchase Price and Right to Purchase Additional Securities.  The aggregate purchase price for the Notes and Warrants to be purchased by each Investor executing this Addendum shall be the amount set forth opposite such Investor’s name in the column titled “Purchase Price” on the Schedule of Investors attached hereto.  The last sentence of the third paragraph of Section 2.1(c) of the Agreement shall be deleted and replaced with the following:  If StarkSat, Inc. does not purchase its portion, Thermo Funding Company LLC may purchase the Remaining Notes (and a corresponding number of Warrants) allocated to StarkSat, Inc. in the Agreement.  If Thermo Funding Company LLC does not purchase the all of then Remaining Notes (and a corresponding number of Warrants) allocated to Thermo Funding Company LLC in the Agreement, StarkSat, Inc. and the Investors executing this Addendum may purchase any such Remaining Notes (and a corresponding number of Warrants) on a pro rata basis.

3.           Representations and Warranties of Investors; Covenants.  Each Investor executing this Addendum hereby represents, warrants and agrees with respect to only itself, the representations and warranties contained in Article IV of the Agreement.  Each Investor acknowledges and agrees to the covenants of the Agreement applicable to Investors.

4.           Representations and Warranties of the Company.  The Company hereby represents, warrants and agrees with respect to only itself, the representations and warranties contained in Article III of the Agreement.  In addition, the Company confirms that neither it nor any other Person acting on its behalf has provided the Investors executing this Addendum or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information, other than the existence of the transactions contemplated by this Agreement and the other transaction documents.  The Company understands and confirms that each of the Investors will rely on the foregoing representations in effecting transactions in securities of the Company.

5.           Additional Covenant of the Company.  The Company shall not issue any  Subsequent Securities after the date hereof, other than pursuant to Section 2 of this Addendum.

6.           Press Release.  The Company agrees that it shall, prior to the opening of the financial markets in New York City on the business day immediately after the date hereof, (a) issue a press release announcing the transaction and disclosing all material information regarding the transaction and (b) file a Current Report on Form 8-K with the Securities and Exchange Commission including a form of the Agreement, form of Note, Supplemental Indenture, Guaranty, a form of Warrant, the Registration Rights Agreement and the Voting Agreement as exhibits thereto (the “8-K Filing”).  From and after the filing of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided to any of the Investors by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the transaction documents. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide any Investor with any material, non-public information regarding the Company or any of its Subsidiaries from and after the issuance of the 8-K Filing without the express prior written consent of such Investor.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Addendum to Subscription Agreement to be duly executed as of the date first written above.

COMPANY:

GLOBALSTAR, INC.

By:	/s/ Peter J. Dalton
Name: Peter J. Dalton
Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Addendum to Subscription Agreement to be duly executed as of the date first written above.

Investors:

CAPITAL VENTURES INTERNATIONAL

By:	/s/ Martin Kobinger
Name: Martin Kobinger
Title:

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Addendum to Subscription Agreement to be duly executed as of the date first written above.

Investors:

WHITEBOX SPECIAL OPPORTUNITIES FUND LP, SERIES B

By:	/s/ Mark Strefling
Name: Mark Strefling
Title:

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Addendum to Subscription Agreement to be duly executed as of the date first written above.

Investors:

PANDORA SELECT PARTNERS, L.P.

By:	/s/ Mark Strefling
Name: Mark Strefling
Title:

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Addendum to Subscription Agreement to be duly executed as of the date first written above.

Investors:

WHITEBOX CONCENTRATED CONVERTIBLE ARBITRAGE PARTNERS, L.P.

By:	/s/ Mark Strefling
Name: Mark Strefling
Title:

IN WITNESS WHEREOF, the parties have caused their respective signature page to this Addendum to Subscription Agreement to be duly executed as of the date first written above.

Investors:

WHITEBOX MULTI STRATEGY PARTNERS, L.P.

By:	/s/ Mark Strefling
Name: Mark Strefling
Title:

SCHEDULE OF INVESTORS

ADDENDUM TO SUBSCRIPTION AGREEMENT

Investor	Address and Facsimile Number	Aggregate Principal Amount of Notes	Warrants to Purchase shares of Common Stock	Purchase Price	Option for Additional Purchase of Notes and Warrants	Legal Representative’s Address and Facsimile Number

Capital Ventures International		$4,000,000	1,600,000	$4,003,333.33	Notes: $1,000,000 Warrants: 400,000
Whitebox Special Opportunities Fund LP, Series B		$400,000	160,000	$400,333.33	Notes: $100,000 Warrants: 40,000
Pandora Select Partners, L.P.		$800,000	320,000	$800,666.67	Notes: $200,000 Warrants: 80,000
Whitebox Concentrated Convertible Arbitrage Partners, L.P		$1,200,000	480,000	$1,201,000.00	Notes: $300,000 Warrants: 120,000
Whitebox Multi Strategy Partners, L.P.		$1,600,000	640,000	$1,601,333.33	Notes: $400,000 Warrants: 160,000